                       EIGHTH AMENDMENT OF LEASE

     THIS AMENDMENT, made and entered into as of 11/17/97 by and between FMOB ASSOCIATES ("Landlord") and INFONAUTICS CORPORATION, a Pennsylvania Corporation ("Tenant").

     WHEREAS, by lease dated June 1994 (the "Initial Lease"), Landlord leased to Tenant and Tenant leased from Landlord a portion of a building located at 900 West Valley Road, Wayne, Pennsylvania, consisting of 7,756 square feet of space in Building 900 as more particularly described in the Lease (the "Original Premises").

     WHEREAS, by that certain First Amendment to lease dated January, 1995 (the "First Amendment") Landlord leased to Tenant an additional (i) 1,522 square feet of space in Building 1000 as more particularly described in the First Amendment ("First Expansion Space"), and (ii) 1,247 square feet of space in Building 1000 as more particularly described in the First Amendment ("Second Expansion Space").

     WHEREAS, by that certain Second Amendment to lease dated June 30, 1995 (the "Second Amendment") Landlord leased to Tenant an additional 5,462 square feet of space in Building 1100 more particularly described in the Second Amendment ("Third Expansion Space"), and Landlord and Tenant extended the Initial Term Expiration Date to July 31, 2000.

     WHEREAS, by that certain Third Amendment to lease dated as of November 13, 1995, Landlord leased to Tenant Suite 1101 consisting of approximately 1,509 square feet of space in Building 1100 as more particularly described in the Third Amendment ("Fourth Expansion Space").

     WHEREAS, by that certain Fourth Amendment to lease dated as of May 22, 1996, Landlord and Tenant agree to the terms of a utility access agreement.

     WHEREAS, pursuant to the terms of the Third Amendment, the Initial Lease was amended to redefine the term "Demised Premises" to include the Original Premises, the First Expansion Space, the Second Expansion Space, the Third Expansion Space and the Fourth Expansion Space thereby increasing the total square footage of the Demised Premises to 17,496 square feet of the Tenant's Proportionate Share to 10.83%. The Fifth Expansion Space thereby increases the total square footage of the Demised Premises to 21,040 square feet and Tenant's Proportionate Share to 13.03%.

     WHEREAS, by that certain Fifth Amendment to lease dated April 18, 1996 (the "Fifth Amendment"), Landlord leased to Tenant Suites 801, 802 and 804 consisting of approximately 3,544 square feet of space in Building 800 as more particularly described in the Fifth Amendment ("Fifth Expansion Space").

     WHEREAS, by that certain Sixth Amendment to lease dated 4/14/97 (the "Sixth Amendment") Landlord leased to Tenant the following suites:

              Suite 402 (Focus)     -      3,569 SF
              Suite 701 (Textile)   -      1,575 SF
              Suite 702 (CSR)       -      3,610 SF
              Suite 504 (Vacant)    -      1,263 SF
              Suite 503 (J. Miller) -      1,566 SF
                                          ---------
              TOTAL                       11,583 SF

as more particularly described in the Sixth Amendment ("Sixth Expansion
Space").

     WHEREAS, by that certain Seventh Amendment to lease dated 9/19/97
(the "Seventh Amendment") Landlord leased to Tenant Suite 401 consisting of approximately 1,641 SF as more particularly described in the Seventh Amendment ("Seventh Expansion Space").

     WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the following suites:

             Suite 604              -     plus minus 4,000 SF
             Suite 601              -     plus minus 1,220 SF
                                          -------------------
             TOTAL                        plus minus 5,220 SF


as more particularly outlined in Exhibit "A" attached hereto as ("Eighth Expansion Space").

     NOW THEREFORE, in consideration of the sum of $1.00, in hand well and truly paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, and in further consideration of the mutual premises and covenants herein contained, the parties, intending to be legally bound, agree:

     1. The Initial Lease, as amended, is sometimes referred to herein as the "Lease". All other capitalized terms used in this Amendment shall have the same meaning as assigned to them in the WHEREAS clauses of this Amendment or the Lease, unless otherwise specifically noted. The provisions of the WHEREAS clauses are incorporated herein as if fully set forth.

     2. Commencing on February 1, 1998, the Eighth Expansion Space Commencement Date, the Lease is amended to redefine the term "Demised Premises" to include the Original Premises, the First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion, the Fifth Expansion, the Sixth Expansion, the Seventh Expansion Space and the Eighth Expansion for all purposes, provided that the following provisions shall apply to the Eighth Expansion Space only notwithstanding any contrary provisions of the Lease: (i) the term of the lease of Eighth Expansion Space shall be Sixty (60) Months, (ii) the Extension Option provided in the Initial Lease shall not apply to the Eighth Expansion Space; (iii) the first and second termination options provided in the Initial Lease shall not apply to the Eighth Expansion Space, (iv) Tenant's Proportionate Share with respect to the Eighth Expansion Space only shall be 3.23% (5,220/161,519 sq. ft.) increasing the total square footage to 39,487 sq. ft. and Tenant's proportionate share to 24.45%; and (v) Base Rent for the Eighth Expansion Space shall be $107,010.00 per year, payable in advance in equal monthly installments of $8,917.50.

    3.   Landlord's Work.

         a. Landlord and Tenant agrees that Tenant is leasing this Eighth Expansion Space in its current "As-Is" condition with the exception that Landlord will provide Tenant with a construction allowance of $20,000.00, representing Landlord's sole construction allowance contribution to Tenant. All other improvements to the space Tenant wishes to perform shall be at Tenant's sole cost and expense with such improvements being submitted in writing to Landlord for Landlord's approval of the work, such approval not to be unreasonably withheld.

    4. Tenant shall, at Tenant's sole cost and expense, keep the Eighth Expansion Space and every part thereof in good condition and repair, damage thereto from fire or other casualty and ordinary wear and tear, condemnation, and from the negligence or misconduct of Landlord, its agents, employees, invitees, contractors, subcontractors, and others for whom Landlord is legally responsible, alone excepted. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Seventh Expansion Space or the Building except as specifically herein set forth in writing.

    5. Tenant and Landlord agree that Tenant has no further expansion options under the Lease.

    6.   ALL TIMES HEREIN AND IN THE LEASE ARE AND REMAIN OF THE ESSENCE.

    7. Except as modified herein, all terms and conditions of the Lease shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this amendment shall prevail. The Lease and this Amendment represent the entire agreement between the parties relating to the lease of the Premises and shall supersede any other agreements, whether written or oral. There are no understandings, representations or warranties of any kind, pertaining to the lease of the Premises which are not expressly set forth in this Amendment and the Lease. ALL OF THE CONFESSIONS OF JUDGMENTS FOR DAMAGES AND POSSESSION CONTAINED IN THE LEASE ARE HEREBY RATIFIED, CONFIRMED AND RESTATED BY TENANT AND ARE INCORPORATED HEREIN BY REFERENCE AS THROUGH SET FORTH IN THEIR ENTIRETY.

    8. Submission of Lease/Lease Amendment to Tenant. The submission by Landlord to Tenant of this Lease Amendment shall have no binding force or effect, shall not constitute an option for the leasing of the Demised Premises, shall not constitute a lease or agreement to enter into a lease (even if such term is less than three (3) years in duration), nor confer any rights tor impose any obligations upon either party until the execution thereof by Landlord and the delivery of an executed original copy thereof by Landlord to Tenant or Tenant's representative.

                          [Signature Page Following]

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the date first above mentioned.


                               LANDLORD:

                               FMOB ASSOCIATES By its General Partner
                               West Valley, Inc.



                               BY:  /s/ Jack R. Loew
                                    ---------------------------------
                                    Jack R. Loew, President


                               TENANT:

                               INFONAUTICS CORPORATION, a
                               Pennsylvania Corporation

ATTEST:                         BY:  /s/ Ronald Berg
       -----------------            ---------------------------------
                                    Name:   Ronald Berg
       [CORPORATE SEAL]             Title:  VP Finance and Administrations

                                  EXHIBIT 'A"
                                  FLOOR PLAN
                                  8th Expansion Space
                                  plus minus 5220 SF